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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Kevin S. Thompson
Madison Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1. Certified Financial Statement

Annual Report
December 31, 2017

MADISON COVERED CALL &
EQUITY STRATEGY FUND (MCN)
Active Equity Management combined with a Covered Call Option Strategy

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Table of Contents

Management‘s Discussion of Fund Performance	2
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights for a Share of Beneficial Interest Outstanding	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Other Information	22
Trustees and Officers	27
Dividend Reinvestment Plan	30

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Management‘s Discussion of Fund Performance (unaudited)
Covered Call strategies, by their nature, are defensive. They are structured to knowingly sacrifice a portion of upside growth potential in order to provide additional downside protection. The Madison Covered Call & Equity Strategy Fund pursues these strategies by owning a very high quality portfolio of individual equities and selling equity call options on the portfolio holdings. The Fund provides a total return platform which seeks capital appreciation and a high distribution rate which is primarily sourced from selling call options and realizing capital gains on the underlying portfolio. It is a relatively concentrated, actively managed portfolio providing a defensive way to participate in U.S. equity markets.
What happened in the market during 2017?
The fourth quarter capped off a positive year for stock investors as the S&P 500® Index delivered positive returns every month in 2017, a first based on data going back to 1928. Although bond returns were mixed during the quarter, results were positive for the year despite the Federal Reserve increasing short-term interest rates three times during 2017. During the fourth quarter, the S&P 500® Index gained +6.6% and the Bloomberg Barclays Aggregate Index gained +0.4%. Equity market returns for 2017 were outstanding as the S&P 500® Index returned +21.8%. Bond performance was also positive during 2017 as the Bloomberg Barclays Aggregate Index advanced +3.5% for the year.
A year ago we opined that with asset values stretched, economic and earnings growth would likely be necessary to support continued gains in the equity markets. That is indeed what occurred during 2017 as both global economic activity along with company earnings not only grew but accelerated into year-end. Indeed all 35 OECD (Organization for Economic Cooperation and Development) countries reported positive economic growth during 2017, for the first time since 2007. S&P 500® company earnings reached all-time highs and with the recent tax cut, expectations are that earnings will grow another 16% in 2018.
Concerns over an unpredictable government administration caused little concern for the markets as the administration’s business friendly reduction in regulations and tax cuts spawned optimism that the long-missing business spending may soon materialize. The resilience of the equity market was indeed impressive as markets surged in the face of geopolitical turmoil, dysfunction in Washington and natural disasters. In fact, the largest pull-back in the market during the year was just 3%.
During the fourth quarter, real GDP growth for the third quarter was revised to 3.2%, marking the second consecutive quarter of 3%+ growth. The unemployment rate fell again in the fourth quarter to 4.1%, the lowest rate since December of 2000, and manufacturing continued to grow, driven by renewed strength of the global economy and a weak U.S. dollar. The United States has now added jobs for 86 straight months, the longest streak on record. While wage increases have been modest, household income – which includes not only hourly wages but also how many hours are worked – has shown strong gains. Companies are now reveling in the best opportunities they have seen in years. Strong profit growth was reported in all sectors, although Energy, Materials and Technology companies recorded the strongest gains. Overall earnings growth of the S&P 500 companies was near 10% for the year, with top-line sales growth of over 6%. Although 10% earnings growth was impressive, it didn’t keep pace with the 20% advance of the S&P 500® Index, implying that rich stock valuations got even richer during the year.
With respect to market volatility, 2017 was one of the quietest years on record. The VIX Index, which measures short term volatility of the S&P 500® Index, closed the year slightly elevated; however, for much of the 4th quarter it routinely closed below the 10 level, which prior to 2017, was rarely breached. As we have noted in the past, a persistently low VIX level portends an historic level of complacency. Warren Buffet is quoted as saying “Nothing sedates rationality like large doses of effortless money.” It’s safe to say that 2017 provided such an effortless environment.

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - continued | December 31, 2017
How did the Fund perform given the marketplace conditions during 2017?
For the year ended December 31, 2017, on a net asset value (NAV) basis, the Madison Covered Call & Equity Strategy Fund (MCN) rose 7.1%, compared to the 13.0% return of the CBOE S&P BuyWrite Index (BXM). The S&P CBOE BuyWrite Index represents the passive version of a covered call equity strategy. On a share price basis, MCN rose 9.8%. The Fund’s share price discount to the NAV narrowed to 6.7% at year end from a level of slightly more than 8.4% a year ago. Over the course of the full year, the discount to NAV averaged 6.0%. MCN distributed $0.72 per share for the full year, on par with the 2016 distribution level. Using year-end values, the Fund’s yield was 8.7% on NAV or 9.3% on market price.
Typically, a covered call strategy will lag the overall market during periods of upward movement in stock prices as the sale of call options against stock positions limits full participation in favor of higher income potential and downside protection. In 2017, we witnessed an equity market that rose steadily with virtually no interruption and historically low volatility. This combination is extremely challenging for covered call writing. Investor euphoria and market momentum left little desire for hedging against downside risk. The Fund’s goal is to generate a higher than typical income stream from an equity oriented investment which provides for downside protection in the event of market turbulence. Despite lagging in a strong, one-sided market, the Fund accomplished this goal.
Relative to the overall market, the primary source of the performance lag was related to the option overlay. As mentioned above, the generation of option premium income through all option writing limits upside participation in a bull market. Additionally, throughout the year, the steadily rising market lead to significant option assignment activity. This resulted in higher than normal cash levels around monthly option expiration days. Higher cash levels in a rising market was a relative drag to performance.
Sector performance for the market was driven by the Technology sector which rose almost 39%. This trend began early in the year with the exceptionally strong performance of many of the largest Tech companies such as Facebook, Apple, Microsoft and Google. Accompanying the Tech leadership was the decline of the Energy sector as crude oil prices fell during the first half of the year. With many technology holdings being assigned (called away due to option assignment) and the valuation of the sector appearing to be somewhat stretched, the Fund began transitioning away from the expensive top performers toward areas, such as Energy, that were more attractive from a risk return perspective. This transition proved to be somewhat early as Tech stocks continued to rise while the Energy sector did not find its footing until later in the year. As we had believed, crude oil prices began rising steadily in August as strong global demand outstripped supply, resulting in once bloated inventory levels receding to normalized levels. As such, the Fund underperformed early in the year and only began narrowing the gap late in the year. The Fund’s under-weighting in the Technology sector and over-weighting in the Energy sector was the largest negative contributor from a portfolio perspective, aside from the option overlay and cash positioning. The Fund’s relative positioning in other sectors was not particularly impactful during the year.
Stock selection was a negative contributor to relative performance, in part, due to the fact that many strong performers were called away and the Fund did not realize the full upside potential of these positions. Again, this is typical in covered call writing during a strong bull market. A number of the weaker performers were energy related, such as Apache, Baker Hughes and Range Resources. However, Marathon Petroleum, a refining company, was among the Fund’s strongest performers. Other laggards included Discovery Communications on concerns over changes to the cable TV content landscape, Ciena on sluggish growth of their optical communication equipment, and Qualcomm as a longstanding commercial dispute with Apple weighed on the stock. Qualcomm, incidentally, rallied late in the year on news that it was being targeted for acquisition by Broadcom. The Fund’s top performing holding was NRG Energy, an independent power producer which underwent significant restructuring during the year unlocking value to shareholders. Freeport McMoran was also a strong performer as copper prices rose steadily during the year and negotiations with the Indonesian government over ownership of the company’s huge Grasberg mine moved slowly toward completion. Within the Consumer Staples sector, Costco and Diageo were positive contributors, as were Baxter International and Cerner within the Health Care sector.

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - continued | December 31, 2017
SHARE PRICE AND NAV PERFORMANCE FOR
MADISON COVERED CALL & EQUITY STRATEGY FUND
Describe the Fund’s portfolio equity and option structure.
As of December 31, 2017, the Fund held 43 equity securities and unexpired covered call options had been written against 80.5% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, and, as of December 31, 52% of the Fund’s call options (34 of 67 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The late year market rally resulted in a meaningful increase in the number of options that moved “in-the-money.” On average, the call options in the Fund were 1.4% in-the-money at year end. This, coupled with a relatively high level of option coverage, resulted in the Fund having a significant hedged posture. The delta adjusted long exposure of the Fund was 40% as the year closed out.
Which sectors are prevalent in the Fund?
From a sector perspective, MCN’s largest exposure as of December 31, 2017 was to the Technology (and technology related) sector, followed by Industrials, Health Care, Energy, Consumer Discretionary and Financials. The most significant divergences from the sector weightings of the S&P 500® Index were over-weightings in the Energy, Industrials and Materials sectors and under-weightings in the Technology, Financials and Consumer Discretionary sectors.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/17
Consumer Discretionary	9.1%
Consumer Staples	6.7%
Energy	9.8%
Financials	7.0%
Health Care	10.7%
Industrials	10.7%
Information Technology	17.3%
Materials	5.5%
Real Estate	3.4%
Telecommunication Services	4.0%
Utilities	3.8%
Exchange Traded Funds	6.7%
U.S. Government and Agency Obligations	3.6%
Money Market Funds	1.7%
Discuss the Fund’s security and option selection process.
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - continued | December 31, 2017
sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
Discuss how risk is managed through the Fund’s investment process.
Risk management is a critical component of the investment managers’ overall philosophy and investment process. The primary means for managing risk are as follows:
1. Focus on the underlying security. The managers’ bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the managers’  “growth-at-a-reasonable-price” (GARP) philosophy is specifically tuned to such valuation discipline.
2. Active covered call writing. The managers actively sell (write) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on the managers’ outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the managers may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The managers may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the managers may sell options further out of the money in order to allow the Fund to benefit from a market recovery. In such an environment, the managers may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.
3. Cash management and timing. Generally, the managers believe that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position. Given the managers’ disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher than normal cash levels; however, it is the managers’ belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.
What is management’s outlook for the market and Fund in 2018?
Despite the seemingly endless upward momentum to the market, we believe that hedging downside risk is a prudent action for investors to take. We remain steadfast

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - concluded | December 31, 2017
in our conviction that the primary market risk is to the downside, at least for the near term. Looking toward the horizon, we see improving economic activity in the U.S. which may be fueled by recent changes to corporate tax rates. We also see Global Central Banks continuing to inject money into the system in an effort to keep all the economic balls in the air, although the U.S. Federal Reserve is attempting to reign in its market support. As we’ve mentioned in the past, it will be interesting, and potentially very dangerous to financial assets, to watch if there will be an impact from quantitative “tightening.” Inflationary pressures building could also become a headwind to the bull market. Labor markets are tightening and wages are showing signs of ticking higher. Commodity prices have also moved higher after years of stagnation. Historically, a trend toward higher inflation has negatively impacted equity market valuations. Higher inflation could also lead to higher interest rates which could cause concern given the extreme levels of debt at the government, corporate and individual levels. And finally, while the U.S. political environment has been unusual over the past year, it has not had a negative impact on the stock market. As we move toward contentious mid-term elections later in 2018, rhetoric will flow and a more divided government is a distinct possibility. In that event, expect fewer, if any, investor friendly initiatives out of Washington.
Guarding against the potential for a less-than-perfect market scenario is very prudent. 2017 was as perfect as it gets for bulls. Although we see no particular reason for panic, we do see complacency. Covered call writing, as a strategy, is designed to provide a level of protection from uncertain and volatile equity markets. We haven’t had such markets for quite some time but that should not and has not changed our focus on the strategy. “Throwing in the Towel” and becoming more aggressive is counter to what the strategy is meant to accomplish. We remain steadfastly committed to maintaining a very high quality equity portfolio with a high level of call option coverage in order to stay true to the purpose and objectives of your Fund.

TOP TEN EQUITY HOLDINGS AS OF 12/31/17
% of Total Investments
T-Mobile U.S. Inc.	4.0%
Lowe’s Cos. Inc.	3.9%
NRG Energy Inc.	3.8%
Weyerhaeuser Co.	3.4%
Baxter International Inc.	3.2%
QUALCOMM Inc.	3.2%
Freeport-McMoRan Inc.	3.1%
Costco Wholesale Corp.	2.8%
Express Scripts Holding Co.	2.7%
Textron Inc.	2.7%
INDEX DEFINITIONS
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities, asset backed securities and commercial mortgage-backed securities.
The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the “fear index” or the “fear gauge,” is a measure of the implied volatility of S&P 500® Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500® Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 92.2%
Consumer Discretionary - 9.6%
Discovery Communications Inc., Class C* (A)	120,300	$ 2,546,751
General Motors Co. (A)	76,200	3,123,438
Lowe’s Cos. Inc. (A)	70,000	6,505,800
Whirlpool Corp. (A)	18,100	3,052,384
		15,228,373
Consumer Staples - 7.0%
Costco Wholesale Corp. (A)	25,400	4,727,448
CVS Health Corp. (A)	47,300	3,429,250
JM Smucker Co./The (A)	24,400	3,031,456
		11,188,154
Energy - 10.3%
Apache Corp. (A)	105,700	4,462,654
Baker Hughes, a GE Co. (A)	119,400	3,777,816
Marathon Petroleum Corp. (A)	14,000	923,720
National Oilwell Varco Inc. (A)	59,500	2,143,190
Occidental Petroleum Corp. (A)	26,800	1,974,088
Range Resources Corp.	179,600	3,063,976
		16,345,444
Financials - 7.3%
Bank of America Corp. (A)	103,600	3,058,272
Citigroup Inc. (A)	44,000	3,274,040
JPMorgan Chase & Co. (A)	26,500	2,833,910
Northern Trust Corp. (A)	25,200	2,517,228
		11,683,450
Health Care - 11.2%
Baxter International Inc. (A)	81,800	5,287,552
Cerner Corp.* (A)	32,500	2,190,175
Express Scripts Holding Co.* (A)	60,000	4,478,400
Gilead Sciences Inc. (A)	61,300	4,391,532
McKesson Corp. (A)	9,700	1,512,715
		17,860,374
Industrials - 11.3%
Delta Air Lines Inc. (A)	79,500	4,452,000
Fastenal Co. (A)	50,000	2,734,500
Textron Inc. (A)	80,300	4,544,177
Union Pacific Corp. (A)	20,300	2,722,230
United Technologies Corp. (A)	27,200	3,469,904
		17,922,811
Information Technology - 18.1%
Alphabet Inc., Class C* (A)	3,500	3,662,400
Analog Devices Inc. (A)	37,700	3,356,431
Ciena Corp.* (A)	183,200	3,834,376
Microsoft Corp. (A)	33,500	2,865,590
QUALCOMM Inc. (A)	84,600	5,416,092
Seagate Technology PLC (A)	58,000	2,426,720

Visa Inc., Class A (A)	31,100	3,546,022
Xilinx Inc. (A)	56,200	3,789,004
		28,896,635
Materials - 5.7%
DowDuPont Inc. (A)	56,000	3,988,320
Freeport-McMoRan Inc.* (A)	270,000	5,119,200
		9,107,520
Real Estate - 3.5%
Weyerhaeuser Co. (A)	160,000	5,641,600
Telecommunication Service - 4.2%
T-Mobile U.S. Inc.* (A)	106,200	6,744,762
Utilities - 4.0%
NRG Energy Inc. (A)	222,300	6,331,104
Total Common Stocks (Cost $151,970,255)		146,950,227
EXCHANGE TRADED FUNDS - 6.9%
PowerShares DB Gold Fund*	100,000	4,136,000
SPDR S&P Oil & Gas Exploration & Production ETF (A)	95,400	3,546,972
VanEck Vectors Gold Miners ETF (A)	140,600	3,267,544
Total Exchange Traded Funds (Cost $10,713,634)		10,950,516
SHORT-TERM INVESTMENTS - 1.8%
State Street Institutional U.S. Government Money Market Fund, 1.21%, Premier Class	2,874,551	2,874,551
Total Short-Term Investments (Cost $2,874,551)		2,874,551
	Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.8%
U.S. Treasury Bill (B), 1.56%, 1/11/18	$6,000,000	5,998,300
Total U.S. Government and Agency Obligations (Cost $5,998,301)		5,998,300

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - continued | December 31, 2017

Value (Note 2)
TOTAL PUT OPTIONS PURCHASED - 0.2%	$ 347,700
TOTAL INVESTMENTS - 104.9% (Cost $171,859,435**)	167,121,294
TOTAL CALL & PUT OPTIONS WRITTEN - (4.8%)	(7,683,049)
NET OTHER ASSETS AND LIABILITIES - (0.1%)	(61,077)
TOTAL NET ASSETS - 100.0%	$159,377,168

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $173,574,022.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	Rate noted represents annualized yield at time of purchase.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

Purchased Option Contracts Outstanding at December 31, 2017
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Put Option Purchased
S&P 500 Index	$2,600.00	01/19/2018	570	$57,000	$347,700	$302,694	$ 45,006
Total Put Options Purchased					$347,700	$302,694	$ 45,006

Written Option Contracts Outstanding at December 31, 2017
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Alphabet Inc., Class C	$960.00	01/19/2018	(35)	$ (3,500)	$(308,000)	$ (85,794)	$(222,206)
Analog Devices Inc.	87.50	01/19/2018	(282)	(28,200)	(73,320)	(92,764)	19,444
Analog Devices Inc.	90.00	03/16/2018	(95)	(9,500)	(30,400)	(18,171)	(12,229)
Apache Corp.	45.00	04/20/2018	(350)	(35,000)	(64,575)	(49,334)	(15,241)
Baker Hughes, a GE Co.	32.50	01/19/2018	(22)	(2,200)	(1,045)	(1,517)	472
Baker Hughes, a GE Co.	35.00	04/20/2018	(400)	(40,000)	(34,000)	(51,582)	17,582
Bank of America Corp.	25.00	01/19/2018	(1,036)	(103,600)	(473,970)	(98,427)	(375,543)
Baxter International Inc.	65.00	01/19/2018	(618)	(61,800)	(47,277)	(92,520)	45,243
Cerner Corp.	67.50	01/19/2018	(325)	(32,500)	(35,750)	(69,067)	33,317
Ciena Corp.	24.00	01/19/2018	(677)	(67,700)	(2,031)	(54,522)	52,491
Ciena Corp.	23.00	04/20/2018	(124)	(12,400)	(9,734)	(13,511)	3,777
Citigroup Inc.	75.00	01/19/2018	(440)	(44,000)	(51,040)	(90,901)	39,861
Costco Wholesale Corp.	165.00	01/19/2018	(130)	(13,000)	(278,850)	(46,664)	(232,186)
Costco Wholesale Corp.	168.00	01/19/2018	(124)	(12,400)	(232,190)	(33,970)	(198,220)
CVS Health Corp.	70.00	01/19/2018	(238)	(23,800)	(76,160)	(58,123)	(18,037)
CVS Health Corp.	80.00	01/19/2018	(235)	(23,500)	(1,527)	(41,584)	40,057
Delta Air Lines Inc.	50.00	01/19/2018	(628)	(62,800)	(392,500)	(115,278)	(277,222)
Delta Air Lines Inc.	52.50	01/19/2018	(167)	(16,700)	(65,548)	(23,688)	(41,860)
Discovery Communications Inc., Class C	22.50	03/16/2018	(600)	(60,000)	(72,000)	(80,055)	8,055
DowDuPont Inc.	65.00	01/19/2018	(200)	(20,000)	(131,500)	(48,791)	(82,709)
DowDuPont Inc.	72.50	01/19/2018	(360)	(36,000)	(18,540)	(55,937)	37,397
Express Scripts Holding Co.	62.50	01/19/2018	(300)	(30,000)	(372,000)	(51,844)	(320,156)
Express Scripts Holding Co.	67.50	01/19/2018	(300)	(30,000)	(225,750)	(40,799)	(184,951)
Fastenal Co.	50.00	01/19/2018	(500)	(50,000)	(255,000)	(69,478)	(185,522)

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - concluded | December 31, 2017

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Freeport-McMoRan Inc.	$ 16.00	01/19/2018	(1,022)	$(102,200)	$(311,710)	$ (56,166)	$ (255,544)
Freeport-McMoRan Inc.	17.00	01/19/2018	(700)	(70,000)	(146,650)	(27,564)	(119,086)
Freeport-McMoRan Inc.	19.00	02/16/2018	(900)	(90,000)	(108,450)	(77,901)	(30,549)
General Motors Co.	45.00	01/19/2018	(212)	(21,200)	(1,166)	(22,355)	21,189
General Motors Co.	47.00	01/19/2018	(220)	(22,000)	(440)	(23,530)	23,090
Gilead Sciences Inc.	75.00	01/19/2018	(200)	(20,000)	(7,900)	(34,391)	26,491
Gilead Sciences Inc.	77.50	01/19/2018	(413)	(41,300)	(7,021)	(47,538)	40,517
JM Smucker Co./The	110.00	01/19/2018	(244)	(24,400)	(356,240)	(57,813)	(298,427)
JPMorgan Chase & Co.	97.50	01/19/2018	(265)	(26,500)	(255,063)	(61,232)	(193,831)
Lowe’s Cos. Inc.	82.50	01/19/2018	(350)	(35,000)	(368,375)	(74,184)	(294,191)
Lowe’s Cos. Inc.	85.00	01/19/2018	(350)	(35,000)	(284,375)	(42,684)	(241,691)
Marathon Petroleum Corp.	55.00	01/19/2018	(140)	(14,000)	(155,050)	(32,333)	(122,717)
McKesson Corp.	160.00	01/19/2018	(72)	(7,200)	(10,080)	(23,684)	13,604
McKesson Corp.	170.00	01/19/2018	(25)	(2,500)	(375)	(4,224)	3,849
Microsoft Corp.	75.00	01/19/2018	(156)	(15,600)	(168,090)	(34,937)	(133,153)
Microsoft Corp.	80.00	01/19/2018	(179)	(17,900)	(103,820)	(36,329)	(67,491)
National Oilwell Varco Inc.	35.00	01/19/2018	(275)	(27,500)	(41,112)	(17,676)	(23,436)
National Oilwell Varco Inc.	37.50	01/19/2018	(320)	(32,000)	(10,400)	(41,848)	31,448
Northern Trust Corp.	97.50	01/19/2018	(252)	(25,200)	(81,270)	(48,876)	(32,394)
NRG Energy Inc.	26.00	01/19/2018	(799)	(79,900)	(231,710)	(110,650)	(121,060)
NRG Energy Inc.	28.00	01/19/2018	(1,010)	(101,000)	(146,450)	(113,545)	(32,905)
NRG Energy Inc.	30.00	01/19/2018	(414)	(41,400)	(26,910)	(55,458)	28,548
Occidental Petroleum Corp.	65.00	01/19/2018	(25)	(2,500)	(22,125)	(3,907)	(18,218)
Occidental Petroleum Corp.	67.50	01/19/2018	(243)	(24,300)	(154,913)	(45,187)	(109,726)
QUALCOMM Inc.	70.00	02/16/2018	(193)	(19,300)	(10,711)	(20,106)	9,395
Seagate Technology PLC	44.00	03/16/2018	(290)	(29,000)	(54,375)	(52,045)	(2,330)
Seagate Technology PLC	45.00	03/16/2018	(290)	(29,000)	(44,080)	(50,638)	6,558
SPDR S&P Oil & Gas Exploration & Production ETF	35.00	01/19/2018	(69)	(6,900)	(17,146)	(6,414)	(10,732)
SPDR S&P Oil & Gas Exploration & Production ETF	38.00	01/19/2018	(885)	(88,500)	(49,560)	(114,280)	64,720
T-Mobile U.S. Inc.	65.00	01/19/2018	(336)	(33,600)	(20,160)	(46,667)	26,507
T-Mobile U.S. Inc.	65.00	02/16/2018	(300)	(30,000)	(47,700)	(59,830)	12,130
T-Mobile U.S. Inc.	67.50	02/16/2018	(72)	(7,200)	(5,652)	(9,263)	3,611
Textron Inc.	55.00	01/19/2018	(625)	(62,500)	(135,313)	(133,331)	(1,982)
Textron Inc.	55.00	03/16/2018	(178)	(17,800)	(60,520)	(52,139)	(8,381)
Union Pacific Corp.	120.00	01/19/2018	(203)	(20,300)	(298,918)	(58,142)	(240,776)
United Technologies Corp.	120.00	01/19/2018	(272)	(27,200)	(218,280)	(63,475)	(154,805)
VanEck Vectors Gold Miners ETF	23.50	03/16/2018	(700)	(70,000)	(65,800)	(44,672)	(21,128)
Visa Inc., Class A	110.00	01/19/2018	(311)	(31,100)	(147,725)	(52,337)	(95,388)
Weyerhaeuser Co.	35.00	01/19/2018	(500)	(50,000)	(33,750)	(43,768)	10,018
Whirlpool Corp.	170.00	01/19/2018	(95)	(9,500)	(22,325)	(24,220)	1,895
Whirlpool Corp.	180.00	01/19/2018	(86)	(8,600)	(1,333)	(45,489)	44,156
Xilinx Inc.	72.50	01/19/2018	(176)	(17,600)	(6,600)	(44,696)	38,096
Xilinx Inc.	77.50	01/19/2018	(386)	(38,600)	(8,299)	(80,769)	72,470
Total Call Options Written					$(7,500,649)	$(3,480,614)	$(4,020,035)
Put Options Written
S&P 500 Index	2,530.00	01/19/2018	(570)	$(57,000)	$ (182,400)	$ (164,706)	$ (17,694)
Total Put Options Written					$ (182,400)	$ (164,706)	$ (17,694)
Total Options Written, at Value					$(7,683,049)	$(3,645,320)	$(4,037,729)

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Statement of Assets and Liabilities as of December 31, 2017

Assets:
Investments in securities, at cost
Unaffiliated issuers	$171,859,435
Net unrealized depreciation
Unaffiliated issuers	(4,738,141)
Total investments, at value	167,121,294
Dividends receivable	82,552
Other assets	8,126
Total assets	167,211,972
Liabilities:
Payables:
Advisory agreement fees	108,408
Service agreement fees	35,232
Accrued expenses and other payables	8,115
Options written, at value (premium received $3,645,320) (Note 6)	7,683,049
Total liabilities	7,834,804
Net assets	$159,377,168
Net assets consist of:
Common Stock/Shares:
Par value ($0.001 per common stock and $0.000001 per share, respectively)	$ 19,268
Paid-in capital in excess of par	169,848,358
Accumulated undistributed net investment income	–
Accumulated net realized gain on investments sold, options and foreign currency related transactions	(1,714,587)
Net unrealized depreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	(8,775,871)
Net Assets	$159,377,168

Capital Shares Issued and Outstanding (Note 7)	19,268,423
Net Asset Value per share	$ 8.27

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Statement of Operations For the Year Ended December 31, 2017

Investment Income:
Interest	$ 172,399
Dividends
Unaffiliated issuers	3,458,953
Total investment income	3,631,352
Expenses (Note 3):
Advisory agreement fees	1,287,210
Service agreement fees	418,343
Other expenses	109,316
Total expenses	1,814,869
Net Investment income	1,816,483
Net Realized and Unrealized Gain on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options	8,199,800
Unaffiliated issuers	3,629,286
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	(2,527,860)
Unaffiliated issuers	45,446
Net Realized and Unrealized Gain on Investments	9,346,672
Net Increase in Net Assets from Operations	$ 11,163,155

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Statement of Changes in Net Assets

	Year Ended December 31,
	2017	2016
Net Assets at beginning of period	$162,087,278	$163,366,320
Increase (decrease) in net assets from operations:
Net investment income	1,816,483	622,502
Net realized gain	11,829,086	2,791,407
Net change in unrealized appreciation (depreciation)	(2,482,414)	9,180,314
Net increase in net assets from operations	11,163,155	12,594,223
Distributions to shareholders from:
Net investment income and capital gains	(10,572,489)	(8,772,436)
Return of capital	(3,300,776)	(5,100,829)
Total distributions	(13,873,265)	(13,873,265)
Total decrease in net assets	(2,710,110)	(1,279,042)
Net Assets at end of period	$159,377,168	$162,087,278
Undistributed net investment income included in net assets	$ –	$ –

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Financial Highlights for a Share of
Beneficial Interest Outstanding

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value at beginning of period	$8.41	$8.48	$9.28	$9.41	$8.63
Income from Investment Operations:
Net investment income (loss)	0.09	0.03[1]	0.04[1]	(0.02)[1]	(0.00)[1,2]
Net realized and unrealized gain (loss) on investments	0.49	0.62	(0.12)	0.61	1.50
Total from investment operations	0.58	0.65	(0.08)	0.59	1.50
Less Distributions From:
Net investment income and capital gains	(0.55)	(0.46)	(0.70)	(0.72)	(0.56)
Return of capital	(0.17)	(0.26)	(0.02)	–	(0.16)
Total distributions	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(0.14)	(0.07)	(0.80)	(0.13)	0.78
Net Asset Value at end of period	$8.27	$8.41	$8.48	$9.28	$9.41
Market Value at end of period	$7.72	$7.70	$7.38	$8.14	$8.17
Total Return
Net asset value (%)	7.14	7.92	(0.91)	6.41	17.93
Market value (%)[3]	9.77	14.51	(0.48)	8.50	17.05
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$159,377	$162,087	$163,366	$178,780	$181,335
Ratios of expenses to average net assets (%)	1.13[4]	1.06	1.06	1.06	1.06
Ratio of net investment income (loss) to average net assets (%)	1.13	0.38	0.41	(0.17)	(0.01)
Portfolio turnover (%)	152	134	125	131	151

1Based on average shares outstanding during the year.
2Amount represents less than $0.005 per share.
3Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. For purposes of this calculation, dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
4Includes Board approved expenses related to special and annual meetings that took place during the year.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Notes to Financial Statements
1. ORGANIZATION
Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.
At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2017
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classification levels during the year ended December 31, 2017. As of and during the year ended December 31, 2017, the Fund did not hold securities deemed as a Level 3.
The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/17
Assets:[1]
Common Stocks	$146,950,227	$—	$—	$146,950,227
Exchange Traded Funds	10,950,516	–	–	10,950,516
Short-Term Investments	2,874,551	–	–	2,874,551
U.S. Government and Agency Obligations	–	5,998,300	–	5,998,300
Put Options Purchased	347,700	–	–	347,700
	$161,122,994	$5,998,300	$—	$167,121,294
Liabilities:
Options Written	$ 7,683,049	$—	$—	$ 7,683,049
1Please see the Portfolio of Investments for a listing of all securities within each category.
Derivatives. The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as present on the Statement of Asset and Liabilities as of December 31, 2017:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments, at value (Put Options purchased)	$ 347,700	Options written	$ 7,683,049

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2017
The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives	Change in Unrealized Depreciation on Derivatives
Equity contracts	$8,199,800	($2,527,860)
Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (GAAP). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders.
Recently Issued Accounting Pronouncements. In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been updated, as applicable.
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, there will be no material effect from of these changes on the financial statements.
Change of Investment Co-Manager. Prior to the date hereof, the Fund was co-managed by Ray DiBernardo, CFA, Drew Justman, CFA and Walter Dewey, CFA. Effective as of the date hereof, Mr. Dewey is no longer co-managing the Fund. As a result of the foregoing, all references in the prospectus and SAI to Mr. Dewey as co-manager of the Fund are deleted.
Board of Trustees Changes. At the Board of Trustees meeting held on May 11, 2017, Philip Blake retired as Trustee and the Board appointed Richard Struthers to fill the vacancy. Mr. Struthers serves as a Class I Trustee. On August 22, 2017, at the annual meeting of the Shareholders, Mr. Struthers was re-elected as a Class I Trustee. See “Other Information” for the results of the Shareholder meeting.
3. ADVISORY, SERVICE AND OTHER EXPENSES
Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and Trustees of the Fund and its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets.
Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent Trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2017
Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily net assets. Not included in this fee and, therefore, the responsibility of the Fund are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees and expenses). The Board approved for the Fund to pay for any extraordinary expenses related to this year’s annual and special meetings. For fiscal year-end December 31, 2017, the Fund incurred $109,316 of extraordinary expenses related to these meetings, which are reflected as “Other expenses” in the Statement of Operations. See “Other Information” for the results of shareholder votes for these meetings.
Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent Trustees are paid out of the Services Agreement fee and totaled $36,000 for the year ended December 31, 2017.
4. FEDERAL INCOME TAX INFORMATION
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
Due to inherent differences in the recognition of income, expense, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2017, accumulated net investment loss of $(12,056,782), and accumulated net realized gain of $5,050,114 was reclassified into the paid in capital account of the Fund, to reflect permanent book and tax differences relating to distribution re-designations.
For federal income tax purposes, the Fund utilized $3,705,892 of capital loss carryforwards (“CLCF”) during 2017. The Fund has no remaining CLCF that can be used to offset future capital gains.
At December 31, 2017, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for the Fund were as follows:

Cost	$173,574,022
Gross appreciation	8,627,425
Gross depreciation	(19,117,882)
Net depreciation	$(10,490,457)
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.
For the years ended December 31, 2017 and 2016, the tax character of distributions paid to shareholders was $10,572,489 ordinary income and $3,300,776 return of capital for 2017 and $8,772,436 ordinary income and $5,100,829 return on capital for 2016.
As of December 31, 2017, the Fund had no distributable earnings on a tax basis.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2017
5. INVESTMENT TRANSACTIONS
During the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $221,217,819 and $216,428,577, respectively. No long-term U.S. Government securities were purchased or sold during the year.
6. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
7. CAPITAL
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,268,423 shares issued and outstanding as of December 31, 2017. Additionally, no capital stock activity occurred for the years ended December 31, 2017 and 2016, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the years ended December 31, 2017 and 2016, respectively.
8. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.
9. DISCUSSION OF RISKS
Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a fund’s ability to invest in derivatives or other instruments and adversely affect such fund’s performance and ability to pursue its investment objective.
Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2017
markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid-Cap Company Risk. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - concluded | December 31, 2017
Recent Market Developments Risk. Global and domestic financial markets periodically experience episodes of turmoil. Recently, markets have witnessed mostly growing economic activity in developed countries as expectations for continued economic growth have persisted. However, risks to continued economic growth remain. Long-term effects of the UK withdrawal from the European Union, along with ongoing challenges among weaker EU countries, are among risks to growth and currency market stability. The U.S. Federal Reserve continues to pursue a policy of monetary normalization after many years of highly accommodative monetary conditions in the wake of the financial crisis. Any unforeseen departure from expected economic growth or inflation could result in a meaningful change in Fed policy, possibly destabilizing financial markets. Domestic political and global geopolitical risks remain a flashpoint that could ignite market turmoil. Financial markets have come to expect significant legislative developments in the U.S. in the areas of health care, taxes, and infrastructure spending. Legislative outcomes which depart from expectations could result in increased market volatility. Ongoing fears of terror-related attacks in developed markets, and concerns over geopolitical conflict, especially in Southeast Asia, could contribute to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.
Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
10. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Report of Independent
Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Madison Covered Call & Equity Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Madison Covered Call & Equity Strategy (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, IL
February 22, 2018

We have served as the auditor of one or more affiliated investment companies of Madison Covered Call & Equity Strategy Fund since 2009.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Other Information (unaudited)
Federal Income Tax Information. The Fund recognized qualified dividend income of $3,257,863 during the fiscal year ended December 31, 2017. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders, 30.71% of the dividends paid by the Fund qualifies for the dividends-received deduction.
Complete information regarding the federal tax status of the distributions received during the calendar year 2017 will be reported in conjunction with Form 1099-DIV.
Results of Shareholder Votes.
Annual Meeting
The Annual Meeting of shareholders of the Fund was held on August 22, 2017. The number of shares of the Fund as of May 25, 2017, the “record date,” issued and outstanding and entitled to vote at the Annual Meeting of shareholders was 19,268,423. At the meeting, the holders of 18,249,707 shares (94.71%) were represented in person or by proxy, constituting a quorum.
Proposal 1. Election of Trustees. Nominees for Trustees for election by the shareholders, received the following votes:

Fund’s Nominees	For	Withheld
Richard E. Struthers	12,363,636	5,886,071
Election of Board Trustee nominees must be approved by the affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. The Fund’s incumbent Trustee was re-elected.
Proposal 2. Shareholder Proposal regarding termination of the investment advisory agreement. The shareholder proposal requesting the investment advisory agreement be terminated did not receive the requisite votes for approval and was defeated. Of the 52.61% of outstanding shares voting, 48.11% (or 25.31% of total outstanding shares) voted in favor of the proposal and 51.89% (or 27.30% of total outstanding shares) voted against or abstained. 47.39%of the total outstanding shares were not voted. The proxy vote totals were as follows:

For	Against	Abstain	Not Voted
4,876,582	4,547,456	712,246	9,132,139
Approval of Proposal 2 required the affirmative vote of a majority of the outstanding voting securities of the Fund which means a vote of the lesser of (1) a majority of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund represented at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy so long as a quorum is present. Votes withheld have the same effect as votes against the Proposal.
Proposal 3. Non-Binding Shareholder Proposal regarding self-tender offer. The non-binding shareholder proposal requesting the Board of Trustees to authorize a self-tender offer for all outstanding common shares of the Fund did not receive the requisite votes for approval and was defeated. Of the 52.61% of outstanding shares voting, 47.67% (or 25.08% of total outstanding shares) voted in favor of the proposal and 52.33% (or 27.53% of total outstanding shares) voted against or abstained. 47.39% of the total outstanding shares were not voted. The proxy vote totals were as follows:

For	Against	Abstain	Not Voted
4,831,659	4,592,273	712,357	9,132,134
Approval of Proposal 3 required the affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Votes withheld have the same effect as votes against the Proposal.
Special Meeting
A Special Meeting of shareholders of the Fund was held on September 15, 2017. The number of shares of the Fund as of May 25, 2017, the “record date,” issued and outstanding and entitled to vote at the Special Meeting of shareholders was 19,268,423. At the meeting, the holders of 10,519,690 shares (54.59%) were represented in person or by proxy, constituting a quorum

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2017
Proposal 2. Shareholders of MCN were asked to issue shares of common stock of MCN in connection with the Agreement and Plan of Reorganization between Madison Strategic Sector Premium Fund (MSP) and the Madison Covered Call & Equity Strategy Fund (MCN) and the transactions contemplated thereby, including the merger of MSP with and into MCN.
The proposal to approve (the “Reorganization“) the issuance of additional shares of common stock of MCN in connection with the Reorganization was approved. Of the 54.59% of outstanding shares voting, 52.53% (or 28.68% of total outstanding shares) voted in favor of the proposal and 47.47% (or 25.91% of total outstanding shares) voted against or abstained. 45.41% of the total outstanding shares were not voted. The proxy vote totals were as follows:

For	Against	Abstain	Not Voted
5,525,544	4,876,699	117,447	8,748,733
Approval of the proposal required the affirmative vote of a majority of the shares present in person at the special meeting or represented by proxy so long as a quorum is present. Votes withheld have the same effect as votes against the proposal. Because the closing of the merger was contingent upon both MSP and MCN obtaining the requisite shareholder approvals, and the shareholders of MSP did not approve of the Reorganization, the merger of MSP into MCN will not occur at this time.
Additional Information. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.
Discussion of Contract Renewal Process and Considerations. At an in-person meeting held in July 2017, the Board of Trustees (the “Board” or “Trustees”) reviewed a variety of materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Fund’s Investment Advisory Agreement with the Adviser. The following summarizes the Board’s process and considerations during that meeting.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Adviser. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel.

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2017 The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the renewal of the Investment Advisory Agreement and received materials from such counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreement with respect to the Fund. Prior to voting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Adviser, including the personnel providing such services; comparative performance, fee and expense information for the Fund; the profitability of the Fund to the Adviser and its affiliates; the direct and indirect benefits, if any, derived by the Adviser and its affiliates from their relationship with the Fund; economies of scale; and the Adviser’s performance of substantially similar duties for other clients with similar investment strategies.
With regard to the nature, extent and quality of the services provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Fund management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the Adviser. Representatives of the Adviser discussed or otherwise presented the Adviser’s ongoing investment philosophies and strategies intended to provide investment performance consistent with the Fund’s investment objectives in a variety of market environments.
The Board discussed the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary Fund administration. Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided by the Adviser to the Fund were satisfactory.
With regard to the investment performance of the Fund and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups, and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to the Fund so that the performance of the Fund could be reviewed in context. They recognized that the performance data reflects a snapshot in time. A different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even on period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Trustees also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. The Board discussed the conservative investment philosophy of the Fund and recognized the challenges to achieving outperformance given the unprecedented bull market. The Board noted the type of market environments that favor the Fund’s strategy and discussed the Fund’s performance in such market environments. Given the current market environment, the Board noted the long-term performance of the Fund as an indication of the conservative investment philosophy through other market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. Based on its review, the Board determined that, given the totality of the above factors and considerations, the Fund’s investment performance had been satisfactory.

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2017 With regard to the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser. Based on its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the Gartenberg legal standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the Fund requires. They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Fund. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser, which are performed for investment company clients but are not typically performed for non-investment company clients.
The Trustees reviewed the Fund’s fee structure based on the total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Fund: an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.
The Trustees sought to ensure that fees paid by the Fund were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Fund pursuant to its administrative services agreement with the Fund (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that any administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a comparison of basic “investment management only” fee schedules.
In reviewing costs and profits, the Board noted that for some smaller fund portfolios the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Fund officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from its portfolios alone. However, the Board recognized that the Fund is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Fund as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates of approximately $16 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2017
The Board recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differ significantly from serving as an investment adviser to an open-end (mutual) fund. As such, the Board focused its attention on the total expense ratios paid be certain other closed-end funds with similar investment objectives. The Board determined that the Fund’s total expense ratio was reasonable based such comparisons. The Board noted the stable discount to NAV for the Fund through the second quarter of 2017 with the discount floating in the low single digits.
With regard to the extent to which economies of scale would be realized as the Fund’s assets increase, the Trustees recognized that at its current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Investment Advisory and Services Agreements. The Trustees also took into account that the Fund does not pay any fees on leveraged assets of the Fund. Based on their review, the Independent Trustees concluded that the breakpoint schedules and fee arrangement were acceptable and appropriately reflect economies of scale to be shared with shareholders when the size of the Fund increased.
Conclusions. In considering the renewal of the Fund’s Investment Advisory Agreement with the Adviser, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them and their determinations were made separately. The Board reached the following conclusions regarding the Fund’s Investment Advisory Agreement, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (c) the overall investment performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the Fund’s advisory fee is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (e) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on the foregoing conclusions, the Trustees determined that continuation of the Investment Advisory Agreement with the Adviser was in the best interests of the Fund and its shareholders.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Trustees and Officers
The address of each Trustee and officer of the Fund is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the Funds’ website at www.madisonfunds.com or by calling 1-800-877-6089.
Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank[1] 1960	President, 2012 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Committee Member and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010
Madison Asset Management, LLC (“Madison”), Executive Committee Member and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Committee Member and Chief Operating Officer,
2010 - Present; President, 1996 - 2010
Madison Funds (18) and Ultra Series Fund (14) (mutual funds), President, 2009 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present
Madison Funds (18) and Ultra Series Fund (14), 2009 - Present; Madison Strategic Sector Premium Fund, 2005 - 2017
Jay R. Sekelsky 1959	Vice President, 2012 - December 2017*
MIH, Executive Committee Member and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010
Madison, Executive Committee Member and Chief Investment Officer, 2010 - Present
MIA, Executive Committee Member and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010
Madison Funds (18), Vice President, 2009 - December 2017; Madison Strategic Sector Premium Fund, Vice President, 2005 - December 2017; and Ultra Series Fund (14), Vice President, 2009 - December 2017
N/A

1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Fund.
*Effective as of December 31, 2017, Mr. Sekelsky resigned as an officer of the Fund.

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - continued | December 31, 2017

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Paul A. Lefurgey 1964	Vice President, 2012 - Present
MIH, Madison and MIA, CEO, 2017 - Present; Chairman -
Executive Committee, 2015 - 2017; Director of Fixed Income Investments, 2016 - Present; Executive Director and Head of
Fixed Income Investments, 2013 - 2016; Managing Director and Head of Fixed Income Investments, 2005 - 2013
Madison Funds (18) and Ultra Series Fund (14), Vice President,
2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2012 - Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Funds (18) and Ultra Series Fund (14) Treasurer,
2009 - Present; Madison Strategic Sector Premium Fund,
Treasurer, 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2012 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
 Madison Funds (18) and Ultra Series Fund (14), Secretary,
1999 - Present and Assistant Treasurer, 1997 - 2007 and 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present
N/A
Kevin S. Thompson 1966	Chief Legal Officer and Assistant Secretary, 2017 - Present Chief Compliance Officer, January 2018 - Present
MIH, MIA and Madison, Chief Legal Officer and Chief
Administrative Officer, 2017 - Present; Chief Compliance Officer, January 2018 - Present
Madison Funds (18), Ultra Series Fund (14) and Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, 2017 - Present; Chief Compliance Officer, January 2018 - Present
CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017; President of CBSI 2016 - 2017
N/A
Lisa R. Lange 1969	Chief Compliance Officer and Assistant Secretary, 2015 - January 2018*
MIH, MIA and Madison, Chief Compliance Officer,
2015 - January 2018 and Chief Legal Officer, 2015 - 2017
NorthRoad Capital Management LLC (“NorthRoad”) (former investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer, April 2015 - September 2016
Madison Funds (18), Ultra Series Fund (14) and Madison Strategic Sector Premium Fund, Chief Compliance Officer and Assistant Secretary, 2015 - Present and Chief Legal Officer
2015 -2017
Whyte Hirschboeck Dudek S.C. (law firm), Attorney and Shareholder, 2003 - 2015
N/A
*Effective as of January 19, 2018, Ms. Lange resigned as Chief Compliance Officer of the Fund.

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - continued | December 31, 2017
Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
James R. Imhoff, Jr. 1944	Trustee, 2004 - Present	First Weber, Inc. (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - 2017 and Chairman 2017 - Present	34	Park Bank, 1978 - Present First Weber, Inc., 2017 - Present Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (18) and Ultra Series Fund (14), 2009 - Present
Steven P. Riege 1954	Trustee, 2015 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	33
Forward Service Corporation (employment training non-profit),
2010 - Present
Lange Bros. Woodworking Co., Inc., 2017 - Present
Madison Funds (18) and Ultra Series Fund (14), 2005 - Present Madison Strategic Sector Premium Fund,
2014 - 2017

Richard E. Struthers 1952	Trustee, 2017 - Present	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	34	HealthPartners, 2013 - 2016 Madison Funds (18) and Ultra Series Fund (14), 2004 - Present; Madison Strategic Sector Premium Fund, 2017 - Present Park Nicollet Health Services, 2001 - 2012
1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison Strategic Sector Premium Fund (a closed-end fund) for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Dividend Reinvestment Plan
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and

MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | December 31, 2017 vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2017
Board of Trustees
James R. Imhoff, Jr.
Steven P. Riege
Richard E. Struthers

Officers
Katherine L. Frank
President
Paul Lefurgey
Vice President
Greg D. Hoppe
Treasurer
Holly S. Baggot
Secretary & Assistant Treasurer
Kevin S. Thompson
Chief Legal Officer, Chief Compliance Officer & Assistant Secretary

Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Chicago, Illinois
Question concerning your shares of Madison Covered Call & Equity Strategy Fund?
- If your shares are held in a Brokerage Account, contact your Broker
- If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233
This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In August 2017, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Item 2. Code of Ethics.

(a) The Madison Covered Call & Equity Strategy Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was adopted effective January 1, 2013.

(c) During the period covered by this report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Covered Call & Equity Strategy Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2017, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4.  Principal Accountant Fees and Services.

(a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 and $12,000 for the fiscal years ended December 31, 2017, and December 31, 2016, respectively.  The registrant is affiliated with the Madison Funds, the Ultra Series Fund and the Madison Strategic Sector Premium Fund (all affiliated investment companies together, the “Affiliated Funds”) which paid the registrant's principal accountant an additional $438,000 and $434,800, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees: None.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,092 (budgeted) and $4,009 for the fiscal years ended December 31, 2017, and December 31, 2016, respectively.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable

(h) Not applicable.

 Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Richard Struthers, James Imhoff and Steve Riege.

(b) Not applicable.

 Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

 Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.
Regular Accounts
We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.
Making the Initial Decision on How to Vote the Proxy
As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.
As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.
Documenting our Decisions
In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors' recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g., equitycorresp@madisonadv.com).
Why would voting as the Board recommends NOT be in the client’s best interests?
Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1.	Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position?
(This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)

2.	If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3.
Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market?

(For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4.	Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines?
(For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)
Essentially, we must “second guess” the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.
In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.
Addressing Conflicts of Interest
Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer) (as determined by a review of our Conflicted Proxy List), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.
In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.
In the absence of any conflict, once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Management Team, or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.
The Management Team or any subcommittee appointed by the Management Team from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy.
As of January 1, 2004, Jay Sekelsky represents the Management Team subcommittee described above.
Voting Proxies of Securities No Longer Owned
We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates. In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote. Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Special Considerations for Sub-Advised Funds
The proxy voting policy and procedures of the Madison Funds and Ultra Series Fund reflect the policies and procedures of the Madison Funds’ investment adviser, Madison Asset Management, LLC (“Madison”), and are incorporated into the Madison organization’s written compliance and procedures manual. In addition, Madison Funds’ and Ultra Series Fund's policies incorporate the proxy voting policies and procedures of Madison’s current subadvisers: Lazard Asset Management LLC and Wellington Management Company, LLP.
With respect to the proxy voting function relative to Madison Funds and Ultra Series Fund, the Board of Trustees has delegated this function to Madison. In general, with respect to proxies to be voted on behalf of the Madison Funds and Ultra Series Fund sub-advised funds, or portions of such funds, Madison currently intends to delegate its voting responsibilities hereunder, such that that the respective subadvisers of such funds, or portions of such funds, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, Madison reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of Madison Funds or Ultra Series Fund. Madison currently intends to monitor, by requesting periodic certifications from each of the subadvisers, the voting of each of the subadvisers to confirm consistency with each such subadviser’s proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. Madison will use reasonable efforts to ensure that Board of Trustees is timely notified of any material changes to the proxy voting policies and procedures of each of the subadvisers as the relevant subadvisers have specifically brought to the attention of Madison, if, in Madison’s judgment, such notification is necessary for the Board’s fulfillment of its responsibilities hereunder.
Madison recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more subadvisers (e.g., when more than one fund, or two managed portions of the same fund, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is Madison’s position that such circumstances will not be deemed to suggest improper action on the part of any subadviser, and that neither Madison nor Madison Funds nor Ultra Series Fund will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.
Special Considerations for Securities on Loan
The Funds may loan securities from time to time under the Funds’ Securities Lending Program. Pursuant to such program, the Adviser will call back securities on loan in the event there is a vote on a material matter (e.g., merger) so that those securities can voted.
Special Considerations for International Securities
Certain foreign companies may impose restrictions on transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.
ERISA Fiduciary Accounts
As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, we are required to do so. In most cases, the plan document will specify who is required to vote proxies.
It is important that our investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1.	If the Contracts expressly preclude us from voting proxies, then the Trustee must vote proxies attributable to our ERISA client’s accounts.

2.	On the other hand, if the Contracts are silent or simply state that we “may” vote proxies, then it is our fiduciary duty to affirmatively vote under ERISA.
ERISA requires us, when we are responsible for voting proxies:

1.	To maintain voting records for review by the named fiduciary of the plan; and

2.	Ensure that the custodian (or plan Trustee, as the case may be) forward to us all proxies received so that we may vote them in a timely manner.
Our general policy is to vote all ERISA plan proxies received in the same manner as we vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting
We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision).
As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC’s EDGAR database.
We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.
We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

 Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Ray Di Bernardo, CFA is the lead Portfolio Manager for Madison's Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Ray has more than 25 years of equity management experience and is jointly responsible for the day to day management of the registrant. Prior to joining Madison in 2003 he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of international and emerging market portfolios at a Toronto-based international equity firm. Ray holds a BA from the University of Western Ontario.

Drew Justman, CFA serves as a Portfolio Manager on Madison’s Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Drew is jointly responsible for day to day management of the registrant. Prior to joining Madison, he worked with Merrill Lynch. Drew holds a BBA in Finance and Economics and an MS in Finance from the University of Wisconsin. He also graduated from the Applied Security Analysis Program.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

 Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$202 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,421	$1,228 million	0	$0
 1 Numbers are approximate.

Drew Justman:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	8	$1,337 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1,421	$1,228 million	0	$0

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods (measured on a pre-tax basis). Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel. All incentive compensation must be approved by the compensation committee.

The incentive compensation pool shared by the members of the firm’s equity management team is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter). Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2017, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Ray Di Bernardo	Madison Covered Call & Equity Strategy Fund	None
Drew Justman	Madison Covered Call & Equity Strategy Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)    (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Kevin S. Thompson
Kevin S. Thompson, Chief Legal Officer and Chief Compliance Officer

Date: March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank
Katherine L. Frank, Principal Executive Officer

Date: March 5, 2018

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: March 5, 2018